UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2026
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On January 30, 2026, Amprius Technologies, Inc. (the "Company") entered into a lease termination agreement (the “Lease Termination”) with Starboard Platform Brighton JV, LLC (the “Landlord”) to terminate the Company’s existing lease (the "Lease") for approximately 774,155 rentable square feet of that certain improved real property located at 4353 East Bromley Lane, Brighton, Colorado 80601 (formerly known as, and referenced in the Lease as, 18875 East Bromley Lane, Brighton, Colorado 80601) (the “Colorado Property”).

The Lease Termination became effective on January 31, 2026, and except as otherwise provided in the Lease Termination, the Company and the Landlord will be released from further rights, obligations, or claims arising from the Lease. In connection with the Lease Termination, the Company was required to pay a termination fee of $20,000,000 to the Landlord. The Landlord will return the Company's security deposit, currently held as a $1,200,000 letter of credit, on or before February 5, 2026.

The Company’s base rent for the Colorado Property was approximately $300,000, supplemented by approximately $190,000 in additional rent to cover the Company's pro rata share of operating expenses, insurance, and real estate taxes. Under the terms of the Lease, the base rent was subject to annual increases of approximately 3.3%. The lease had a 15 year term that started on June 2024.
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Lease Termination, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal period ending December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: February 3, 2026	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Chief Financial Officer